Putnam High Yield Advantage Fund (the "fund")

              Supplement dated June 27, 1997 to Statement of
                Additional Information dated March 30, 1997

In connection with the offering of its shares in Japan, the fund has undertaken to the Japanese Securities Dealers Association that the fund will not: (1) invest more than 10% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam Investment Management, Inc. to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable); (2) borrow money in excess of 10% of the value of its total assets; (3) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. or other sovereign government); (4) acquire more than 10% of the outstanding voting securities of any issuer; and
(5) together with other mutual funds managed by Putnam Investment Management, Inc., acquire more than 15% of the outstanding voting securities of any issuer.

If the undertaking is violated, the fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.



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